SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 30, 2011

FUEL DOCTOR HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware

333-161052

26-2274999

(State or other jurisdiction

of incorporation or organization)

(Commission File number)

(IRS Employer

Identification No.)

23961 Craftsman Road #LM

Calabasas, California 91302

(Address of principal executive offices) (Zip Code)

818-224-5678

(Registrant’s Telephone Number, Including Area Code)

21 Merrimac Way, Unit B, Tyngsboro, MA 01879

(Former Address If Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 30, 2011, Joseph R. Rodriguez, Jr. resigned as our Chief Financial Officer and Chief Operating Officer for personal reasons.  The Registrant’s CEO, Mark Soffa, is performing Mr. Rodriguez’s duties on an interim basis.  Mr. Rodriguez was shown this Current Report on Form 8-K before it was filed and did not wish to add a statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUEL DOCTOR HOLDINGS, INC.

By: /s/ Mark Soffa, CEO

       Mark Soffa, CEO

Dated: December 5, 2011

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